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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company , ORP Acquisition Partners, Acquisition Limited Partnership, ORP Acquisition, Inc., Oxford Realty Financial Group, Inc., AIMCO/Bethesda Holdings, Inc. and AIMCO/Bethesda Holdings Acquisitions, Inc. agree that the Amendment No. 7 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated: February 5, 2001
                                             AIMCO PROPERTIES, L.P.

                                             By: AIMCO-GP, INC.
                                                  (General Partner)

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             AIMCO-GP, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             APARTMENT INVESTMENT
                                             AND MANAGEMENT COMPANY

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             AIMCO/BETHESDA HOLDINGS
                                             ACQUISITIONS, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


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                                             AIMCO BETHESDA HOLDINGS, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             ACQUISITION LIMITED PARTNERSHIP

                                             By:      ORP Acquisition, Inc.
                                                      Its General Partner

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             ORP ACQUISITION, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             OXFORD REALTY FINANCIAL GROUP, INC.

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President


                                             ORP ACQUISITION PARTNERS, L.P.

                                             By:      ORP Acquisition, Inc.
                                                      Its General Partner

                                             By: /s/ Patrick J. Foye
                                                 ------------------------------
                                                 Executive Vice President